UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

Elastic N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-38675	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 West El Camino Real, Suite 350

Mountain View, California 94040

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 458-2620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On June 5, 2019, Elastic N.V., a Dutch public limited company (naamloze vennootschap) (“Elastic”), Avengers Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of Acquiror (“Merger Sub”), Endgame, Inc., a Delaware corporation (“Endgame”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Endgame (the “Securityholder Representative”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into Endgame (the “Merger”) whereupon the separate corporate existence of Merger Sub shall cease and Endgame shall continue as the surviving corporation of the Merger as a direct wholly-owned subsidiary of Elastic.

Pursuant to the terms of the Merger Agreement, Elastic will acquire Endgame for a total purchase price of $234 million, subject to customary adjustments, including the establishment of an indemnity escrow fund. Elastic will pay the purchase price through (i) the issuance of ordinary shares, par value €0.01 per share, of Elastic (the “Elastic Ordinary Shares”), (ii) the repayment of Endgame’s outstanding indebtedness (approximately $14 million as of the date hereof), (iii) the assumption of Endgame’s outstanding options, and (iv) a cash deposit to fund an expense fund for the fees and expenses of the Securityholder Representative. Each share of Elastic Ordinary Shares to be issued in the Merger will be valued at an amount equal to equal to the volume weighted average price per share rounded to four decimal places (with amounts 0.00005 and above rounded up) of the Elastic Ordinary Shares on the New York Stock Exchange for the twenty (20) consecutive trading days ending with the complete trading day ending five (5) trading days prior to the date upon which the Merger is consummated, provided that in no event shall an Elastic Ordinary Share be valued at more than $98.55 per share or less than $68.49 per share. No fractional shares of Elastic Ordinary Shares will be issued in the Merger, and holders of Endgame will not receive any consideration in lieu of any such fractional shares. Elastic Ordinary Shares to be issued in the Merger will be listed on the New York Stock Exchange.

The Merger Agreement contains customary representations and warranties of each of the parties as well as customary covenants and agreements, including with respect to the operation of the business of Endgame between signing and closing. The Merger Agreement also contains indemnification provisions whereby the stockholders, warrantholders, and certain employees of Endgame will indemnify Elastic and certain other parties for certain losses arising out of, among other things, inaccuracies in, or breaches of, the representations, warranties and covenants of Endgame and pre-closing taxes of Endgame, subject to certain caps, thresholds, and other limitations. To support such indemnification obligations, Elastic and the other indemnified parties will be able to make claims against an indemnity escrow fund for a period of 18 months following the consummation of the Merger.

In connection with the transaction, certain executives of Endgame have accepted offers of employment made by a subsidiary of Elastic to continue with such subsidiary following the closing of the Merger.

Elastic and Endgame intend, for U.S. federal income tax purposes, that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986 and Treasury Regulations Sections 1.368-2(g) and 1.368-3, and the Merger Agreement was adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 and Treasury Regulations Sections 1.368-2(g) and 1.368-3.

The respective boards of directors of Elastic and Endgame have approved the Merger Agreement, and the board of directors of Endgame has agreed to recommend that Endgame’s stockholders adopt the Merger Agreement. In addition, the board of directors of Elastic has agreed to recommend that Elastic’s shareholders approve the Merger Agreement, the Merger and the other transactions contemplated thereby.

Consummation of the Merger is subject to customary closing conditions, including, among other things, the absence of certain legal impediments, the expiration or termination of any applicable required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the clearance by the Committee on Foreign Investment in the United States (“CFIUS”), the entry into an agreement with the Defense Security Service (“DSS”), the effectiveness of certain filings with the Securities and Exchange Commission (“SEC”), and approvals by Endgame stockholders and Elastic shareholders.

The Merger Agreement contains certain customary termination rights for both Elastic and Endgame and further provides that Elastic must pay Endgame a termination fee of $3.51 million upon termination of the Merger Agreement under certain specified circumstances.

Under the terms of the Merger Agreement, Endgame is not permitted to solicit, initiate or knowingly facilitate or encourage any alternative transaction proposals from third parties or to engage in discussions or negotiations with third parties regarding any alternative transaction proposals.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by such parties, including being qualified by documents filed with the SEC or by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Elastic’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Elastic that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that Elastic has filed, or will file, with the SEC.

The foregoing descriptions of the Merger Agreement, the related ancillary agreements and the transaction do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated by reference herein.

Support Agreements

Substantially, simultaneously with the execution and delivery of the Merger Agreement, certain of the officers and directors of Elastic, in their respective capacities as shareholders of Elastic, and certain of their affiliates have entered into support agreements with Endgame (the “Elastic Support Agreements”), pursuant to which such persons and entities have agreed, among other things, to vote their respective Elastic Ordinary Shares in favor of the Merger Agreement and the Merger and the other transactions contemplated thereby, and against any action that is intended, or could reasonably be expected to, prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement.

The persons and entities signing the Elastic Support Agreements currently beneficially own an aggregate of approximately 56% of the outstanding Elastic Ordinary Shares. The foregoing description of the Elastic Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Elastic Support Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Simultaneously with the execution and delivery of the Merger Agreement, certain of the officers and directors of Endgame, in their respective capacities as stockholders of Endgame, and certain of their affiliates have entered into support agreements with Elastic (the “Endgame Support Agreements”), pursuant to which such persons and entities have agreed, among other things, to vote their respective shares of capital stock of Endgame for the approval and adoption of the Merger Agreement and the Merger and the other transactions contemplated thereby, against any alternative proposal or certain other strategic transactions and against any action that is intended, or could reasonably be expected to, prevent or materially delay the consummation of, the transactions contemplated by the Merger Agreement.

The persons and entities signing the Endgame Support Agreements currently beneficially own an aggregate of approximately 71% of the outstanding Endgame capital stock, on an as-converted to common stock basis. The foregoing description of the Endgame Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Endgame Support Agreement, which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Item 8.01. Other Events

On June 5, 2019, Elastic issued a press release and a blog announcing the execution of the Merger Agreement.

A copy of the press release and the blog are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Additional Information and Where to Find It

Elastic plans to file with the SEC, and the parties plan to furnish to the security holders of Endgame and Elastic, a Registration Statement on Form S-4, which will constitute a prospectus of Elastic and will include a proxy statement of Elastic, in connection with the proposed Merger, whereupon the separate corporate existence of Merger Sub shall cease and Endgame shall continue as the surviving corporation of the Merger as a direct wholly-owned subsidiary of Elastic. The prospectus/proxy statement described above will contain important information about Elastic, Endgame, the proposed Merger and related matters. Investors and security holders are urged to read the prospectus/proxy statement carefully when it becomes available. Investors and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Elastic through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from Elastic by contacting Elastic’s Investor Relations by telephone at +1 (650) 695-1055 or by email at ir@elastic.co, or by going to Elastic’s Investor Relations page at ir.elastic.co and clicking on the link titled “SEC Filings” under the heading “Financials.” These documents may also be obtained, without charge, by contacting Endgame’s COO and General Counsel by telephone at +1 (703) 650-1264 or by e-mail at dsaelinger@endgame.com.

The respective directors and executive officers of Endgame and Elastic may be deemed to be participants in the solicitation of proxies from the security holders of Elastic in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the prospectus/proxy statement described above. Additional information regarding Elastic’s directors and executive officers is included in Elastic’s proxy statement for its Extraordinary General Meeting of Shareholders, which was filed with the SEC on March 28, 2019. This document is available from Elastic free of charge as described in the preceding paragraph.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Elastic’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger, and the ability of Elastic to timely and successfully achieve the anticipated benefits of the Merger. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Elastic’s most recent filings with the SEC, including Elastic’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2019 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release, except as required by law

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1	Agreement and Plan of Reorganization, dated as of June 5, 2019, by and among Elastic N.V, Avengers Acquisition Corp., Endgame, Inc. and Shareholder Representative Services LLC, solely in its capacity as the representative of the securityholders of Endgame.

10.1	Form of Elastic Support Agreement

10.2	Form of Endgame Support Agreement

99.1	Press Release dated June 5, 2019.

99.2	Blog Posting dated June 5, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2019

ELASTIC N.V.

By:	/s/ Janesh Moorjani
Name:	Janesh Moorjani
Title:	Chief Financial Officer